Calyon Energy
Conference

Rowan Companies, Inc.
W.H. Wells
W.C. Provine
May 2007

This report contains forward looking statements within the  meaning of the Private Securities Litigation Reform Act of  1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company.  Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company’s principal operating areas; and environmental and other laws and regulations.  Other relevant factors have been disclosed in the Company’s filings with the U. S. Securities and Exchange Commission.
Forward Looking Statements

Consolidated Revenues
  (In Millions)

Consolidated EBITDA
  (In Millions)

Average Jack-Up Day Rates
  (Worldwide)

Rowan Companies, Inc. – Middle East Operations
Capital Employed                              $438 million
Revenue Backlog                              $1.1 billion
Operating Income Backlog               $665 million
Future Annualized ROCE                  58%
(ROCE Analysis)

Manufacturing Revenues
  (In Millions)

Manufacturing Backlog
Drilling
Products &
Systems
 32%
Other
 68%
3/31/2005
Total Backlog:$87 million
Total Backlog: $462 million
3/31/2007
Drilling
Products &
Systems
 93%
Other
   7%

Forestry & Mining
Mining Distribution
Forestry Distribution
Drilling Products Distribution
LeTourneau Technologies, Inc. – Worldwide Operations

Mining Products
Drilling Systems
Power Systems
Forestry Products
LeTourneau Technologies, Inc.
Steel Products
Offshore Products

LTI - Longview
Power Systems - Houston
LTI - Vicksburg
Drilling Systems - Houston
LeTourneau Technologies, Inc. Facilities

Rowan’s Worldwide Drilling Operations
U.S. Gulf of Mexico
9 Jack-ups
Trinidad
1 Jack-up
Eastern Canada
Operations Office
North Sea
3 Jack-ups
Middle East
8 Jack-ups
Jack-up Rigs
Land Rigs
27 Land Rigs

1Q 2007 average day rate: $ 23,900
Rowan Newbuild –
Rig 60
27 Land rigs currently operating in Texas, Louisiana & Oklahoma
18 of the 27 rigs are on term contracts
Current Average Well Depth: 15,400’
Rowan’s Land Fleet
Average Day Rates
  (In Thousands)

Rowan’s Offshore Fleet – 21 Total Jack-ups
Gorilla Class
3 Rigs
14%
300-350’
116-C
7 Rigs
33%
350’
Slot
2 Rigs
10%

250’- 300’Slot
2 Rigs
10%

TARZAN
CLASS
3 Rigs
           14%
Super Gorilla
Class
4 Rigs
19%
Three additional rigs are under construction / on order

Eastern
Canada
  13%
Middle East
5%
North Sea
29%
U.S. Gulf of
Mexico
32%
Middle East
24%
U.S. Gulf of
Mexico
 51%
North Sea
42%
Trinidad
2%
1st Quarter 2007
Rowan’s Worldwide Offshore Fleet
(Net Book Value per area)
Trinidad
2%
4th Quarter 2006
The Middle East and the U.S. Gulf of Mexico are the two dominant jack-up markets that make up roughly 50% of the world fleet

Jack-up Contract Coverage
Source: Morgan Stanley / ODS-Petrodata
2007E      2008E     2009E
Offshore drillers operating internationally have longer-term contracts

C & S
America: 88%
US GOM: 66%
Mexico: 100%
West Africa: 100%
North Sea: 100%
Middle East: 96%
SE Asia: 100%
Contracted
Not Contracted
58
31

2
35
25

0
87
4
35

0
29
15
0
Current Worldwide Jack-up Supply / Demand
Worldwide Utilization: 91%
Includes data supplied by ODS-Petrodata, Inc; Copyright 2007

0
Indian Ocean: 100%
33
0
Med / Black Sea : 100%
17

0

Largest Jack-up Operators Worldwide
•
 NOCs have assumed a more dominant role in global
 jack-up demand
•
NOCs not only are economically driven, but also politically  driven – probably less cyclical

Source: ODS-Petrodata / Morgan Stanley
National Oil Companies               International Oil Companies

Worldwide Jack-up Newbuilds and Attrition 1950-2010
Additions to the Fleet
Attrition
Average Age of Retired Rigs: 20 yrs.
87% of the fleet is 20 years & older
Average Number of Retired Rigs
 per year:  6 Rigs
Scheduled Construction / On Order
66 rigs under
construction
2007 - 18
2008 - 31
 2009 - 14
2010 -  3

Includes data supplied by ODS-Petrodata, Inc; Copyright 2007

Calyon Energy
Conference
Rowan Companies, Inc.
W.H. Wells
W.C. Provine
May 2007